                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2004

                        American Claims Evaluation, Inc.
             (Exact name of registrant as specified in its charter)

       New York                         0-14807                   11-2601199
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    Identification No.)                                       of incorporation)

    One Jericho Plaza, Jericho, New York                      11753
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (516) 938-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  On November 10, 2004, American Claims Evaluation, Inc. issued a press release announcing its financial results for the
                  quarter ended September 30, 2004. The press release is
                  attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit 99.1      Press Release of American Claims Evaluation, Inc., dated
                  November 10, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN CLAIMS EVALUATION, INC.

Date:    November 10, 2004                 By:  /s/ Gary Gelman
                                               ---------------------------------
                                           Gary Gelman
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
   99.1           Press Release, dated November 10, 2004.